CERTIFICATION

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, Gregg Giaquinto, the Principal Executive Officer of the City National Rochdale Strategic Credit Fund (the “Fund”), with respect to the Fund’s Form N-CSRS/A for the period ended November 30, 2024, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSRS/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSRS/A fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: January 5, 2026

/s/ Gregg Giaquinto
Gregg Giaquinto
Principal Executive Officer

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, Andrew Metzger, the Principal Financial Officer of the City National Rochdale Strategic Credit Fund (the “Fund”), with respect to the Fund’s Form N-CSRS/A for the period ended November 30, 2024, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSRS/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSRS/A fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: January 5, 2026

/s/ Andrew Metzger
Andrew Metzger
Principal Financial Officer